                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): NOVEMBER 14, 2003



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202

         MICHIGAN                                         38-1999511
(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or organization)

25505 W. TWELVE MILE ROAD, SUITE 3000                         48034-8339
    SOUTHFIELD, MICHIGAN                                      (Zip Code)
(Address of Principal Executive Offices)




       Registrant's telephone number, including area code: (248) 353-2700

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  99.1     Press Release dated November 14, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 14, 2003, Credit Acceptance Corporation (the "Company"), issued a press release announcing its financial results for the three and nine months ended September 30, 2003. The press release, dated November 14, 2003, is attached as Exhibit 99.1 to this Form 8-K.

         The financial information included in the press release includes a presentation of net income excluding certain expenses, in addition to the presentation of the Company's reported net income. The Company believes this information is helpful to investors in measuring the performance of the business, in that excluding the impact of items that are deemed unlikely to recur and foreign exchange losses on forward contracts more accurately reflects the financial performance of the business.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CREDIT ACCEPTANCE CORPORATION
                                       (Registrant)


                                       By: /s/ Douglas W. Busk
                                           -------------------
                                       Douglas W. Busk
                                       Chief Financial Officer and Treasurer
                                       November 17, 2003

                                        INDEX OF EXHIBITS

EXHIBIT NO.                               DESCRIPTION

  99.1                  Press Release dated November 14, 2003.